Exhibit 10.21

AMENDMENT TO STOCK PURCHASE AGREEMENT

THIS AMENDMENT TO STOCK PURCHASE AGREEMENT (this “Amendment”) is made and effective as of March 14, 2016 (the “Amendment Date”) by and between Opexa Therapeutics, Inc., a Texas corporation (the “Company”), and the William R. Guthy Separate Property Trust and the Victoria Jackson Revocable Trust (collectively, the “Purchasers”).  The Company and the Purchasers shall be collectively referred to herein as the “Parties.”  This Amendment is made with reference to the following:

A. The Parties entered into that certain Stock Purchase Agreement effective as of September 1, 2015 (the “Agreement”) with respect to the purchase by the Purchasers, and the sale and issuance by the Company, of certain securities of the Company.  Defined terms used herein shall have their respective meanings as set forth in the Agreement.

B. The Parties desire to modify the following definitions in the Agreement, in each case to add six months to the specific date references set forth in such definitions:  Tranche 2 Milestone; Tranche 3 Milestone; Tranche 4 Milestone; and Tranche 5 Milestone.

C. Concurrent with the effectiveness of this Amendment, the Company is issuing to the Purchasers an amended and restated Warrant which supersedes and replaces in its entirety the Warrant issued pursuant to the Agreement.  Identical to the issuance of the Warrant, one-half of the amended and restated Warrant will be issued to each Purchaser.  The only changes intended by such amended and restated Warrant are (i) an extension of the reference date for the definition of the Expiration Date in the Warrant from April 9, 2018 to October 9, 2018, and (ii) modification of the amount of the Warrant Price (as defined in the Warrant) and the amount of the Warrant Shares (as defined in the Warrant) to reflect a 1-for-8 reverse split of the Common Stock (as defined in the Warrant) which was effective as of September 28, 2015.

NOW, THEREFORE, the Parties hereby agree as follows:

1. Modification of Certain Definitions.

1.1 Tranche 2 Milestone.  The reference in the definition of Tranche 2 Milestone to February 15, 2016 is hereby replaced and superseded for all purposes by a reference to August 15, 2016.

1.2 Tranche 3 Milestone.  The reference in the definition of Tranche 3 Milestone to May 15, 2016 is hereby replaced and superseded for all purposes by a reference to November 15, 2016.

1.3 Tranche 4 Milestone.  The reference in the definition of Tranche 4 Milestone to August 30, 2016 is hereby replaced and superseded for all purposes by a reference to February 28, 2017.

1.4 Tranche 5 Milestone.  The reference in the definition of Tranche 5 Milestone to December 31, 2016 is hereby replaced and superseded for all purposes by a reference to June 30, 2017.

2. Amended and Restated Warrant.  Concurrent with the effectiveness of this Amendment, the Company will issue to the Purchasers an amended and restated Warrant as contemplated by Recital C above, with one-half of such amended and restated Warrant being issued to each Purchaser.  The Parties acknowledge and agree that such amended and restated Warrant supersedes and replaces in its entirety the Warrant issued pursuant to the Agreement.  The Purchasers will promptly deliver to the Company for cancellation the original Warrant.

3. General Provisions.

3.1 Construction; Titles and Subtitles.  The terms and conditions of this Amendment shall constitute a part of the Agreement as amended hereby, and shall be construed in accordance with the terms and conditions of the Agreement as amended.  Except as expressly modified by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.  The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment.

3.2 Counterparts; Electronic Execution.  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  A signature to this Amendment transmitted electronically shall have the same authority, effect and enforceability as an original signature.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment Date.

THE COMPANY:

OPEXA THERAPEUTICS, INC.

By: /s/ Neil K. Warma
       Neil K. Warma
       President and Chief Executive Officer

Address:
2635 Technology Forest Blvd.
The Woodlands, Texas 77381
Fax:  (281) 872-8585

PURCHASERS:

WILLIAM R. GUTHY SEPARATE                                                                VICTORIA JACKSON REVOCABLE TRUST
PROPERTY TRUST

By: /s/ William R. Guthy, Trustee                                                                By: /s/ Victoria Jackson, Trustee
     William R. Guthy, Trustee                                                                              Victoria Jackson, Trustee

Address:
William R. Guthy Separate Property Trust
Victoria Jackson Revocable Trust
Guthy-Renker LLC
1018 Pamela Drive
Beverly Hills, California 90210
Fax: (310) 581-3443